VIEMED HEALTHCARE ANNOUNCES FIRST QUARTER 2024 FINANCIAL RESULTS

Lafayette, Louisiana (May 6, 2024) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD), a national leader in respiratory care and technology-enabled home medical equipment services, announced today that it has reported its financial results for the three months ended March 31, 2024.

Operational highlights (all dollar amounts are USD):

•Net revenues for the quarter ended March 31, 2024 were $50.6 million, representing an increase of $11.0 million, or 28%, over net revenues reported for the comparable quarter ended March 31, 2023.

•Net income for the quarter ended March 31, 2024 totaled $1.6 million. Adjusted EBITDA for the quarter ended March 31, 2024 totaled $10.1 million, a 21% increase as compared to the quarter ended March 31, 2023. A reconciliation of reported non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures can be found in the tables accompanying this press release.

•As of March 31, 2024, the Company maintains a strong cash balance of $7.3 million and an overall working capital balance of $8.5 million. Long-term debt as of March 31, 2024 amounted to $5.9 million.

•The Company ended the quarter with no net debt and has approximately $53 million available under existing credit facilities.

•The Company recently announced the finalization of its strategic partnership with East Alabama Health, providing Viemed with the controlling interest of East Alabama HomeMed, LLC.

•The Company expects to generate net revenues of approximately $53.8 million to $54.8 million during the second quarter of 2024.

"I am tremendously enthusiastic about the Company's performance, as we kick off 2024 with strong momentum," said Casey Hoyt, Viemed's CEO. "Our steadfast investments in personnel and operational enhancements are yielding substantial outcomes, propelling our growth trajectory to new heights. The recent successes in restructuring our salesforce and executing on our acquisition strategies have bolstered our determination to explore fresh avenues for expansion, exemplified by our innovative hospital joint venture strategy. Leveraging our competitive advantage as a leader in high-touch, high-tech healthcare in the home, we believe we are poised to revolutionize traditional healthcare delivery models and unveil unprecedented opportunities."

Conference Call Details

The Company will host a conference call to discuss first quarter results on Tuesday, May 7, 2024 at 11:00 a.m. ET.

Interested parties may participate in the call by dialing:

877-407-6176 (US Toll-Free)
201-689-8451 (International)

Live Audio Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=3FnR2caD

Following the conclusion of the call, an audio recording and transcript of the call can be accessed on the Company's website.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting-edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's net revenue guidance for the second quarter, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the state of the capital markets; the availability of funds and resources to pursue operations; inflation; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Use of Non-GAAP Financial Measures

This press release refers to Adjusted EBITDA, which is a financial measure that is not prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP.

Management believes Adjusted EBITDA provides helpful information with respect to the Company’s operating performance as viewed by management, including a view of the Company’s business that is not dependent on the impact of the Company’s capitalization structure and items that are not part of the Company’s day-to-day operations. Management uses Adjusted EBITDA (i) to compare the Company’s operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company’s employees, (iii) for planning purposes, including the preparation of the Company’s internal annual operating budget, and (iv) to evaluate the performance and effectiveness of the Company’s operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating the Company’s operating performance in the same manner as management. Adjusted EBITDA is not a measurement of the Company’s financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income, as applicable, or any other performance measures derived in accordance with U.S. GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of the Company’s operating results as reported under U.S. GAAP. Adjusted EBITDA does not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of ongoing operations; and other companies in the Company’s industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Expressed in thousands of U.S. Dollars, except share amounts)
(Unaudited)

	At March 31, 2024	At December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$7,309	$12,839
Accounts receivable, net	24,477	18,451
Inventory	4,349	4,628
Prepaid expenses and other assets	2,483	2,449
Total current assets	$38,618	$38,367
Long-term assets
Property and equipment, net	73,511	73,579
Finance lease right-of-use assets	297	401
Operating lease right-of-use assets	2,733	2,872
Equity investments	1,698	1,680
Debt investment	2,274	2,219
Deferred tax asset	4,558	4,558
Identifiable intangibles, net	534	567
Goodwill	29,765	29,765
Other long-term assets	887	887
Total long-term assets	$116,257	$116,528
TOTAL ASSETS	$154,875	$154,895

LIABILITIES
Current liabilities
Trade payables	$5,800	$4,180
Deferred revenue	6,092	6,207
Income taxes payable	2,675	2,153
Accrued liabilities	14,057	17,578
Finance lease liabilities, current portion	199	256
Operating lease liabilities, current portion	698	678
Current portion of long-term debt	596	1,072
Total current liabilities	$30,117	$32,124
Long-term liabilities
Accrued liabilities	447	558
Finance lease liabilities, less current portion	95	132
Operating lease liabilities, less current portion	2,037	2,184
Long-term debt	5,906	6,002
Total long-term liabilities	$8,485	$8,876
TOTAL LIABILITIES	$38,602	$41,000

Commitments and Contingencies	—	—

SHAREHOLDERS' EQUITY
Common stock - No par value: unlimited authorized; 38,816,766 and 38,506,161 issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	21,842	18,702
Additional paid-in capital	14,294	15,698
Retained earnings	80,137	79,495
TOTAL SHAREHOLDERS' EQUITY	$116,273	$113,895

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$154,875	$154,895

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Expressed in thousands of U.S. Dollars, except outstanding shares and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue	$50,593	$39,556

Cost of revenue	20,791	15,552

Gross profit	$29,802	$24,004

Operating expenses
Selling, general and administrative	24,814	19,762
Research and development	750	780
Stock-based compensation	1,432	1,391
Depreciation and amortization	415	240
Loss (gain) on disposal of property and equipment	213	(22)
Other income, net	(26)	(81)
Income from operations	$2,204	$1,934

Non-operating income and expenses
Income from equity method investments	(67)	(35)
Interest expense (income), net	150	(49)

Net income before taxes	2,121	2,018
Provision for income taxes	518	501

Net income	$1,603	$1,517

Other comprehensive income	$—	$—

Comprehensive income	$1,603	$1,517

Net income per share
Basic	$0.04	$0.04
Diluted	$0.04	$0.04

Weighted average number of common shares outstanding:
Basic	38,717,123	38,156,777
Diluted	40,580,634	40,016,693

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in thousands of U.S. Dollars)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities
Net income	$1,603	$1,517
Adjustments for:
Depreciation and amortization	6,285	4,762
Stock-based compensation expense	1,432	1,391
Distributions of earnings received from equity method investments	49	196
Income from equity method investments	(67)	(35)
Income from debt investment	(55)	(57)
Loss (gain) on disposal of property and equipment	213	(22)
Deferred income tax benefit	—	(725)
Changes in working capital:
Accounts receivable, net	(6,026)	(941)
Inventory	279	127
Prepaid expenses and other assets	99	449
Trade payables	588	641
Deferred revenue	(115)	74
Accrued liabilities	(3,632)	1,846
Income tax payable/receivable	522	1,273
Net cash provided by operating activities	$1,175	$10,496

Cash flows from investing activities
Purchase of property and equipment	(6,006)	(4,681)
Proceeds from sale of property and equipment	641	776
Net cash used in investing activities	$(5,365)	$(3,905)

Cash flows from financing activities
Proceeds from exercise of options	304	544
Principal payments on term notes	(589)	—
Shares redeemed to pay income tax	(961)	(505)
Repayments of finance lease liabilities	(94)	—
Net cash provided by (used in) financing activities	$(1,340)	$39

Net increase (decrease) in cash and cash equivalents	(5,530)	6,630
Cash and cash equivalents at beginning of year	12,839	16,914
Cash and cash equivalents at end of period	$7,309	$23,544

Supplemental disclosures of cash flow information
Cash paid during the period for interest	$224	$42
Cash received during the period for income tax refunds	$—	$(40)

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA” which is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. Adjusted EBITDA is defined as net income (loss) before net interest expense (income), income tax expense (benefit), depreciation and amortization, and stock-based compensation. Beginning with financial results reported for periods in fiscal year 2023, Adjusted EBITDA also excludes transaction costs and expenses related to acquisition and integration efforts associated with recently announced or completed acquisitions. This modification enables investors to compare period-over-period results on a more consistent basis without the effects of acquisitions. We have recast Adjusted EBITDA for prior periods when reported to conform to the modified presentation. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies.

The following table is a reconciliation of net income (loss), the most directly comparable U.S. GAAP measure, to Adjusted EBITDA, on a historical basis for the periods indicated:

VIEMED HEALTHCARE, INC.
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
(Expressed in thousands of U.S. Dollars)
(Unaudited)

For the quarter ended	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net Income	$1,603	$3,477	$2,919	$2,330	$1,517	$2,438	$1,055	$967
Add back:
Depreciation & amortization	6,285	5,918	5,975	5,207	4,762	4,373	4,120	3,740
Interest expense (income)	150	256	237	(20)	(49)	32	42	59
Stock-based compensation(a)	1,432	1,534	1,453	1,471	1,391	1,317	1,309	1,271
Transaction costs(b)	110	61	177	94	206	—	—	—
Income tax expense	518	1,599	1,320	728	501	1,146	456	421
Adjusted EBITDA	$10,098	$12,845	$12,081	$9,810	$8,328	$9,306	$6,982	$6,458

(a) Represents non-cash, equity-based compensation expense associated with option and RSU awards.
(b) Represents transaction costs and expenses related to acquisition and integration efforts associated with recently announced or completed acquisitions.

VIEMED HEALTHCARE, INC.
Key Financial and Operational Information
(Expressed in thousands of U.S. Dollars, except vent patients)
(Unaudited)

For the quarter ended	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Financial Information:
Revenue	$50,593	$50,739	$49,402	$43,311	$39,556	$37,508	$35,759	$33,310
Gross Profit	$29,802	$32,111	$30,562	$26,106	$24,004	$22,896	$21,651	$20,390
Gross Profit %	59%	63%	62%	60%	61%	61%	61%	61%
Net Income	$1,603	$3,477	$2,919	$2,330	$1,517	$2,438	$1,055	$967
Cash (As of)	$7,309	$12,839	$10,078	$10,224	$23,544	$16,914	$21,478	$21,922
Total Assets (As of)	$154,875	$154,895	$149,400	$149,117	$124,634	$117,043	$119,419	$115,904
Adjusted EBITDA(1)	$10,098	$12,845	$12,081	$9,810	$8,328	$9,306	$6,982	$6,458
Operational Information:
Vent Patients(2)	10,450	10,327	10,244	10,005	9,337	9,306	9,127	8,837
(1)Refer to "Non-GAAP Financial Measures" section above for definition of Adjusted EBITDA.
(2)Vent Patients represents the number of active ventilator patients on recurring billing service at the end of each calendar quarter.